Exhibit 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Second Amendment”) is made as of the 30th day of May, 2003 by and among PW Eagle, Inc., a Minnesota corporation (“Borrower”), the lenders who are signatories hereto (“Lenders”), and Fleet Capital Corporation, a Rhode Island corporation (“FCC”), as agent for Lenders hereunder (FCC, in such capacity, being “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lenders entered into a certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002 as amended by a certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 4, 2003 by and among Borrowers, Lenders and Agent (said Third Amended and Restated Loan and Security Agreement, as so amended, is hereinafter referred to as the “Loan Agreement”); and

WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

2. Amended Definitions. The definitions “Borrowing Base” and “Revolving Credit Maximum Amount” are hereby deleted and the following are inserted in their stead:

“Borrowing Base—as at any date of determination thereof, an amount equal to the lesser of:

a. the Maximum Revolving Loan Amount; or

b. an amount equal to:

(i) the sum of eighty-five percent (85%) of the net amount of Eligible Accounts (other than Eligible Accounts with dating terms) outstanding at such date, plus eighty-five percent (85%) of the lesser of Eight Million Dollars ($8,000,000) or the net amount of Eligible Accounts with dating terms outstanding at such date;

PLUS

(ii) the lesser of (1) Thirty-Million ($30,000,000); or (2) fifty-five percent (55%) of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis; provided that the amount of allocated fixed manufacturing overhead included within the value of Eligible Inventory at any date shall not exceed Three Million Dollars ($3,000,000);

MINUS (subtract from the lesser of (i) or (ii) above)

(i) an amount equal to the sum of (a) the LC Amount plus (b) the amount of any reserve established by Agent pursuant to Section 1.1.1 above.

For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed Account Debtors, granted, outstanding or payable in connection with such Accounts at such time. Agent and Lenders agree that Accounts derived from sales on items of “FOB Seller’s (Borrower’s) plant” (or the equivalent) may be included within Eligible Accounts from the date of any such sale.

* * *

Revolving Credit Maximum Amount—Forty-Nine Million Nine Hundred Fifty Thousand Dollars ($49,950,000), as such amount may be reduced from time to time pursuant to the terms of the Agreement.”

3. Amendment Fee. In order to induce Agent and Lenders to enter into this Second Amendment, Borrower shall pay to Agent for the ratable benefit of Lenders, an amendment fee of $25,000. Said amendment fee shall be fully earned, non-refundable and due and payable on the date hereof.

4. Revolving Notes and Term Notes. Borrower shall execute and deliver to each Lender the amended and restated Revolving Notes and the amended and Restated Term Notes in the form attached hereto and incorporated herein as Exhibits 1.1, 1.1(a), 1.3 and 1.3(a).

5. Signature Block. The signature block to the Loan Agreement is hereby amended to read as the signature block to this Second Amendment.

6. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7. Conditions Precedent. This Second Amendment shall become effective on the satisfaction of each of the following conditions precedent:

(i) Borrower, Agent and Lenders shall have executed and delivered to each other this Second Amendment;

(ii) Borrower shall have executed and delivered to Agent for the benefit of Lenders the amended and restated Revolving Notes and amended and restated Term Notes in the forms attached hereto and incorporated herein as Exhibits 1.1, 1.1(a), 1.3 and 1.3(a); and

(iii) Borrower shall have paid to Agent, for the ratable benefit of Lenders, the $25,000 amendment fee.

Upon the effectiveness of this Second Amendment, Lenders shall deliver to Borrower the Revolving Notes and the Term Notes delivered to Lenders on the Closing Date marked “Amended and Superceded.”

8. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

(Signature Page Follows)

3

(Signature Page to Second Amendment to

Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year specified at the beginning hereof.

PW EAGLE, INC., (“Borrower”)

By:	/s/ ROGER R. ROBB
Name:	Roger R. Robb
Title:	CFO

FLEET CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ BRIAN CONOLE
Name:	Brian Conole
Title:	Senior Vice President

Revolving Loan Commitment: $29,970,000 (60%) Term Loan as of the Second Amendment Effective Date: $10,020,000 (60%)

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ JACK A. MYERS
Name:	Jack A. Myers
Title:	Vice President

Address:

Ten South LaSalle Street 22nd Floor Chicago, IL 60603-1097 Attention: Regional Credit Manager Telephone No.: (312) 424-9700 Facsimile No.: (312) 424-9740

Revolving Loan Commitment: $19,980,000 (40%) Term Loan as of the Second Amendment Effective Date: $6,680,000 (40%)

4

EXHIBIT 1.1

FORM OF REVOLVING NOTE

$29,970.000	Amended and Restated as of May 30, 2003 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, (hereinafter “Borrower”), hereby PROMISES TO PAY to the order of Fleet Capital Corporation, a Rhode Island corporation (“Lender”), or its registered assigns, at the principal office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty Nine Million Nine Hundred Seventy Dollars ($29,970,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002, by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation (“FCC”), as agent for such Lenders (FCC in such capacity “Agent”) (hereinafter amended from time to time, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on August 20, 2005, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

Exhibit 1.1 – Page 1

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

PW EAGLE, INC.

By:	/s/ ROGER R. ROBB
Name:	Roger R. Robb
Title:	CFO

Exhibit 1.1 – Page 2

EXHIBIT 1.1(a)

FORM OF REVOLVING NOTE

$19,980,000	Amended and Restated as of May 30, 2003 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, (hereinafter “Borrower”), hereby PROMISES TO PAY to the order of The CIT Group/Business Credit, Inc., a Delaware corporation (“Lender”), or its registered assigns, at the principal office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Nineteen Million Nine Hundred Eighty Thousand Dollars ($19,980,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002, by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation (“FCC”), as agent for such Lenders (FCC in such capacity “Agent”) (hereinafter amended from time to time, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on August 20, 2005, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

Exhibit 1.1(a) – Page 1

This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

PW EAGLE, INC.

By:	/s/ ROGER R. ROBB
Name:	Roger R. Robb
Title:	CFO

Exhibit 1.1(a) – Page 2

Exhibit 1.3

FORM OF TERM LOAN NOTE

(Term Note)

$10,020,000	Amended and Restated as of May 30, 2003 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (hereinafter “Borrower”), hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation (hereinafter “Lender”), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Ten Million Twenty Thousand Dollars ($10,020,000), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

This Secured Promissory Note (the “Note”) is one of the Term Notes referred to in, and is issued pursuant to, that certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002, by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation (“FCC”) as Agent for said lenders (FCC in such capacity “Agent”) (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

(a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

(b) Principal shall be due and payable quarterly commencing on June 30, 2002, and continuing on each September 30, December 31, March 31 and June 30 thereafter to and including June 30, 2005, in installments equal to Three Hundred Ninety Thousand Dollars ($390,000).

(c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on August 20, 2005.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

Exhibit 1.3 – Page 1

PW EAGLE, INC.

By:	/s/ ROGER R. ROBB
Name:	Roger R. Robb
Title:	CFO

Exhibit 1.3 – Page 2

Exhibit 1.3(a)

FORM OF TERM LOAN NOTE

(Term Note)

$6,680,000	Amended and Restated as of May 30, 2003 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (hereinafter “Borrower”), hereby promises to pay to the order of The CIT Group/Business Credit, Inc., a Delaware corporation (hereinafter “Lender”), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of Six Million Six Hundred Eighty Million Dollars ($6,680,000), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

This Secured Promissory Note (the “Note”) is one of the Term Notes referred to in, and is issued pursuant to, that certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002, by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation (“FCC”) as Agent for said lenders (FCC in such capacity “Agent”) (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

(a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

(b) Principal shall be due and payable quarterly commencing on June 30, 2003 and continuing on each September 30, December 31, March 31 and June 30 thereafter to and including June 30, 2005, in installments equal to Two Hundred Sixty Thousand Dollars ($260,000).

(c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on August 20, 2005.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

PW EAGLE, INC.

By:	/s/ ROGER R. ROBB
Name:	Roger R. Robb
Title:	CFO

ASSIGNMENT AND ACCEPTANCE AGREEMENT

THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) made as of May 30, 2003, by and between The CIT Group/Business Credit, Inc., a Delaware Corporation (“Assignee”) and Fleet Capital Corporation, a Rhode Island Corporation (“Assignor”).

Fleet Capital Corporation, in its separate capacities as Agent and Lender, The CIT Group/Business Credit, Inc., as a Lender and PW Eagle, Inc. a Minnesota corporation (“Borrower”), entered into a certain Third Amended or Restated Loan and Security Agreement dated as of September 30, 2002 (the “Loan Agreement”). The parties are entering into this Agreement to provide for the transfer by Assignor of a portion of its rights and obligations under the Loan Agreement to Assignee.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignee and Assignor agree as follows:

1. Assignment.

(a) Assignor hereby sells, assigns and transfers to Assignee, and Assignee hereby purchases and assumes from the Assignor as of the Effective Date (as defined in Section 4 hereof) subject to the terms and conditions set forth in Section 11.9 of the Loan Agreement (x) (i) a Four Hundred Fifty-Eight Thousand Seven Hundred Thirty Dollars and 55/100 ($458,730.55) Revolving Loan Commitment, including without limitation, an equivalent undivided interest and participation in and to all Letters of Credit and LC Guaranties, whether outstanding on the Effective Date or issued thereafter and (ii)(a) Fifty Three Thousand One Hundred Fifteen and 80/100 Dollars ($53,115.80) portion of Assignor’s Term Loan and (y) a proportional .317461111% portion of the Revolving Credit Loans and outstanding as of the Effective Date (the “Assigned Loans”). As of the date hereof, the face amount of all outstanding Letters of Credit and LC Guaranties is                                                       Dollars ($                ).

(b) The Assignee hereby irrevocably purchases, takes and assumes, effective on the Effective Date, all duties, liabilities, obligations, rights and interests assigned and delegated to it by the Assignor with respect to the Assigned Loans (including, without limitation, the obligation to make Revolving Credit Loans or to incur obligations in respect to Letters of Credit and LC Guaranties up to the amount of the Assignee’s aggregated Revolving Loan Commitment ) and agrees to perform and assume all such duties, liabilities and obligations, and shall have all such rights and interests, on and after the Effective Date as if it had been an original party to the Loan Agreement and each of the other Loan Documents having a Revolving Credit Loan Commitment and Term Loan equal to forty percent (40%) of the total Revolving Credit and Term Loans under the Loan Agreement all as is more specifically set forth in Section 1(a) hereof.

(c) Assignor makes no representation or warranty and assumes no responsibility with respect to: (x) any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement and the other Loan Documents, other than that it is the legal and beneficial owner of the interests being assigned by it hereunder, that such interests are free and clear of any adverse claim, that it is legally authorized to enter into this Agreement and that this Agreement constitutes its legal, valid and binding obligations; and (y) the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Agreement or any of the other Loan Documents.

(d) The Assignee (i) represents and warrants that it is legally authorized to enter into this Agreement, that the same constitutes its legal, valid and binding obligations and that all necessary consents, licenses, approvals, authorizations of, and all registrations or declarations with, any governmental or regulatory authority or body (collectively, the “Consents” and individually, a “Consent”) presently required in connection with its execution, delivery and performance of this Agreement or for the enforcement of this Agreement against it have been obtained or made and are in full force and effect, and agrees that it shall (x) use its best efforts to obtain any additional Consents that become necessary for such execution, delivery, performance or enforcement, (y) comply in all material aspects with the terms of each such Consent and (z) notify the Agent promptly upon any such Consent being withdrawn, suspended or otherwise limited in effect or ceasing to be in full force and effect or of any such additional Consent becoming necessary; (ii) confirms that it has received a copy of the Loan Agreement and each of the other Loan Documents, together with copies of financial statements which Assignor has identified as the most recent financial statements delivered in accordance with the terms of the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and each of the other Loan Documents; (iv) appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Agreement and each of the other Loan Documents as are delegated to Agent by the terms thereof; (v) confirms that it is purchasing and assuming the interests in the Loans assigned hereby, the Loan Agreement and each of the other Loan Documents hereunder in the course of making loans in the ordinary course of its commercial lending business and not with any present intention of distributing or selling such interests (except as permitted under the Loan Agreement); and (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement and each of the other Loan Documents are required to be performed by it as a Lender under the Loan Agreement and each of the other Loan Documents.

(e) Assignee agrees to indemnify Assignor from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Assignor in any way relating to or arising out of Assignee’s failure to perform Assignee’s obligations with respect to the Revolving Credit Loan assigned hereby on or after the Effective Date.

2. Payment for Assigned Loans.

(a) On or before 11:00 a.m. on the Effective Date, Assignee shall deliver to Assignor in immediately available funds an amount (the “Purchase Price”) equal to .317461111% of the aggregate principal amount of all of the Revolving Credit Loans and the Term Loan outstanding on the Effective Date.

(b) Notwithstanding the terms of the Loan Agreements with respect to: (a) the first interest payments due after the Effective Date on the Base LIBOR Revolving Portion(s), the LIBOR Term Portion(s), the Base Rate Revolving Portion or the Base Rate Term Portion, included within the Assigned Loans, (b) the first unused line fee due after the Effective Date and (c) fees received by Agent prior to the Effective Date in respect to Letters of Credit or LC Guaranties outstanding on the Effective Date:

(i) Whenever Agent receives a payment of such interest, Agent will promptly pay over to Assignee interest on the LIBOR Revolving Portion(s), the LIBOR Term

Portion(s), the Base Rate Revolving Portion and the Base Rate Term Portion assigned hereunder at the interest rates provided for in the Loan Agreement calculated from the Effective Date;

(ii) Whenever Agent receives a payment of such unused line fee, it will promptly pay over to Assignee its proportionate share of said fee calculated from the Effective Date in accordance with the terms of the Loan Agreement; and

(iii) Whenever Agent receives a payment of such fees in respect to Letters of Credit on LC Guaranties outstanding on the Effective Date, it will promptly pay over to the Assignee its proportionate share of said fees calculated from the Effective Date in accordance with the terms of the Loan Agreement.

Agent shall pay over to Assignor (or to another applicable Lender) (x) the difference between the total amount of the first interest payments due after the Effective Date in respect to the LIBOR Revolving Portion(s), the LIBOR Term Portion(s), the Base Rate Revolving Portion or the Base Rate Term Portion and the amounts paid to Assignee pursuant to 2(b)(i) above, (y) the difference between the first payment of unused line fee due after the Effective Date and the amounts paid to Assignee pursuant to Section 2(b)(ii) above and (z) the difference between the first payment of fees in respect to Letters of Credit on LC Guaranties outstanding on the Effective Date and the amounts paid to Assignee pursuant to Section 2(b)(iii) above.

3. Effective Date.

(a) This Agreement shall become effective on the first date (the “Effective Date”) when each of the following conditions precedent is satisfied in full:

(ii) Agent shall have received counterparts of this Agreement which, when taken together, bear the signature of all of the parties hereto;

(iii) Agent shall have received, for and on behalf of Assignor and Assignee, that certain Second Amendment to Amended and Restated Loan and Security Agreement (“Second Amendment”) executed by all parties thereto, and the Notes to be delivered to Assignor and Assignee, pursuant to this Agreement and the Second Amendment;

(iv) Assignee shall have delivered to the Assignor in immediately available funds the Purchase Price; and

(v) The assignment(s) and acceptance(s) contemplated hereby complies (comply) with the terms and provisions of the Loan Agreement, including, without limitation, Section 11.9.

4. Governing Law.

This Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

5. Counterparts.

This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

FLEET CAPITAL CORPORATION, as Assignee

By:	/s/ BRIAN CONOLE
Name:	Brian Conole
Title:	Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as Assignee

By:	/s/ JACK A. MYERS
Name:	Jack A. Myers
Title:	Vice President

Accepted and Agreed to

this 30th day of May 2003

FLEET CAPITAL CORPORATION, as Agent

By:	/s/ BRIAN CONOLE
Name:	Brian Conole
Title:	Senior Vice President